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Borrower: Emeritus Corporation
Loan No. Ol-422824

   AGREEMENT FOR MODIFICATION OF LOAN DOCUMENTS
                 February 26,1997

This Agreement for Modification of Loan Documents
(the "Agreement") is made by and between Emeritus
Corporation, a Washington corporation ("Borrower") and REDLANDS FEDERAL BANK, A FEDERAL SAVINGS BANK
("Lender," sometimes referred to as the "Note
Holder"), with reference to the following facts:

     A. Borrower and Lender have entered into a Loan Assumption Agreement of even date (the
"Assumption") whereby Borrower has agreed to assume the obligations under a Note ("the Note") which is secured by a Deed of Trust, all dated
January 20, 1988 and a Memo Modification Agreement dated February 26,1988 (the "Loan Documents").

     B. Lender has agreed to the Assumption and has also agreed to modify the Loan Documents as herein provided.

     NOW, THEREFORE, in consideration of the
premises and the parties' mutual agreement herein, the parties agree:

     1. MODIFICATIONS. The Borrower will execute a
Restated Note in a form set forth in Exhibit "A."
Borrower will execute an Amended and Restated Deed of Trust encumbering the property in a form set forth in Exhibit "B." Exhibits A and B are attached hereto and incorporated herein by this reference, effective upon timely satisfaction of the conditions set forth in Section 2 below.

     2. CONDITIONS. The modifications of Section 1 above are conditioned on and shall take effect only upon Borrowers' satisfaction, at their expense if appropriate, of all of the following conditions:

     (a) delivery to Lender of a Form 110.5
endorsement to the original title policy or a new
1970 Unamended ALTA Policy issued by a title company acceptable to Lender in an amount equal to the principal amount of the Loan, insuring that the priority of such lien is unaffected by the modifications set forth herein and that the title policy remains in full force and effect;

     (b) delivery to Lender of a 103.1 endorsement to the title policy concerning unlocated easements;

     (c) Borrowers will provide copies of
certified escrow instructions which Lender shall review and approve. Said escrow instructions shall provide for payment of second installment 1996-
1997 real estate;

     (d) Borrowers will have paid an assumption fee of 1% of the outstanding principal balance of the Loan plus $250.00 and all of Lender's actual out-of pocket expenses in processing this Modification and the Assumption;

     (e) Borrowers shall have executed a UCC-1 in a form provided by Lender;

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     (g) Receipt of evidence of satisfactory
hazard insurance on the Property;

     (h) Subordination and consent by the existing
2nd and 3rd trust deed holders on the Property to the modifications contemplated by this Agreement as set forth in Exhibit "C",

     (i) Receipt by Lender of a Statement of
Foreign Corporation for Borrower from the Secretary of State of California.

     3. OTHER PROVISIONS UNMODIFIED. Except as expressly modified hereby, the rights and obligations of the parties under the Note and the other Loan Documents shall remain unmodified and in full force and effect.


LENDER:        REDLANDS FEDERAL BANK, a federal
savings bank

                                           By:
/s/ Lydia Orrantia

----------------------------------

Lydia Orrantia

Vice President

               DATE:  2-27-97

--------------------------------

BORROWER:      EMERITUS CORPORATION, a Washington
corporation

               By: /s/ Raymond R. Brandstrom
                      ----------------------------
          ---------------
                        Raymond R. Brandstrom
                Its:   President

               DATE: 3/25/97
                            ----------------------
          -----------------


















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                    EXHIBIT "A"
  TO AGREEMENT FOR MODIFICATION OF LOAN DOCUMENTS
                 February 26,1997
                 (Promissory Note)

The Borrower shall execute a Restated Promissory
Note in a form provided by Lender. The Restated
Promissory Note shall replace the existing Note in its entirety.












































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                   EXHIBIT "B "
  TO AGREEMENT FOR MODIFICATION OF LOAN DOCUMENTS
                 February 26,1997
                  (Deed of Trust)

The Borrower shall execute an Amended and Restated
Deed of Trust ("Modification") in a form provided by Lender. The Modification will modify the Deed of Trust currently encumbering the Property.











































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                    EXHIBIT "C"
  TO AGREEMENT FOR MODIFICATION OF LOAN DOCUMENTS
            (Consents to Modifications)

          CONSENT OF JUNIOR LIEN HOLDERS

     The undersigned is(are) the holder(s) of an obligation secured by a lien against the same property which secures, in a senior priority position, borrower's obligations to Lender under the Loan Documents. The undersigned consent(s) to and accept(s) the modifications set forth in the foregoing Agreement, and agree(s) that, notwithstanding such modifications, the undersigned's lien shall be and remain junior and subordinate to the lien of Lender to secure
Borrower's obligations as modified herein. The undersigned agree(s) to execute a separate
Subordination Agreement if requested by Lender.

JUNIOR LIEN HCOLDER(S):

/s/ Victor Lund
--------------------------
VICTOR LUND

/s/ James W. Dutro
--------------------------
JAMES W. DUTRO

/s/ Joyce Dutro
--------------------------
JOYCE DUTRO
























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